________________________________________________________________
________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                              FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

                            May 9, 2002
         Date of Report (Date of earliest event reported)

                            B-FAST CORP.
      (Exact name of registrant as specified in its charter)

        Louisiana                  1-10190          72-0385274
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)        Ident. No.)

       660 Newtown - Yardley Road
       Newtown, PA                                       18940
(Address of principal executive offices)              (Zip Code)

                         (215) 860-5600
         Registrant's telephone number, including area code

  ______________________________________________________________
  (Former name or former address, if changed since last report.)

________________________________________________________________
________________________________________________________________



Item 4.  Changes in Registrant's Certifying Accountant.

     On May 9, 2002, b-Fast Corp. ("b-Fast" or the "Company") terminated the engagement of BDO Seidman, LLP ("BDO") as its independent auditors, and determined to appoint Withum Smith & Brown ("WSB") as the new auditor to audit b-Fast's consolidated financial statements. This change in accountants has been approved and ratified by the Company's Board of Directors upon recommendation of the Audit Committee.

     BDO's report on b-Fast's consolidated financial statement for the past two fiscal years did not contain any adverse opinion and was not qualified or modified as to any uncertainty of the audit's scope or accounting principles.

     BDO's report for the fiscal years ending September 30, 2001 and 2001 contained a disclaimer of opinion. In their September 30, 2001 report to the Stockholders and Board of Directors of the Company, BDO cited b-Fast's recurring losses from operations and deficiencies in working capital and stockholders' equity as factors that raised substantial doubt as to b-Fast's ability to continue as a going concern. BDO further indicated in their report that the financial statements did not include any adjustments that might result from this uncertainty. As discussed in Note C to the financial statements for this period, the Company suffered operating losses of $912,000 and $1,130,000 for the years ended September 30, 2001 and 2000, respectively. Additionally, BDO noted b-Fast has deficiencies in working capital and stockholders' equity of $1,792,000 and $19,296,000, respectively, at September 30, 2001.

     In their September 30, 2000 report to the Stockholders and Board of Directors of the Company, BDO cited recurring losses from operations and deficiencies in working capital and stockholders' equity as factors that raised substantial doubt as to the b-Fast's ability to continue as a going concern. BDO indicated in their report that the financial statements did not include any adjustments that might result from this uncertainty. As discussed in Note C to the financial statements for this period, the Company suffered operating losses of $1,130,000 and had a deficiency in working capital and stockholders' equity of $1,755,000 and $16,404,000, respectively, at September 30, 2000.

     There were no disagreements between b-Fast and BDO for the Company's two most recent fiscal years or for the subsequent interim periods on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to such accountant's satisfaction, would have caused such accountant to make reference to the subject matter of the disagreement in connection with its report on the consolidated financial statements of the Company.

     b-Fast is providing BDO a copy of this report and will file an amendment to the report immediately upon receipt of their letter indicating agreement or disagreement with the disclosures contained herein.

     During the fiscal years ended September 30, 2001 and 2000 and through the date hereof, b-Fast did not consult with WSB with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on b-Fast's consolidated financial statements, or on any other matters or reportable events.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

     None.



                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, b-Fast has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               B-FAST CORP.

Dated:  May 13, 2002

                               By:/s/ Paul Slack
                                  Paul Slack
                                  Chief Accounting Officer